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                                                                    EXHIBIT 10.2

                          INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT (the "Agreement"), dated as of
July ____, 1998, is entered into by and among BRE Properties, Inc., a Maryland corporation (the "Company"), and the undersigned director and/or officer of the Company (the "Indemnitee").

                                  RECITALS

          WHEREAS, the Indemnitee has agreed to serve as a director and/or officer of the Company and the Company wishes the Indemnitee to continue in such capacity. The Indemnitee is willing, under certain circumstances, to continue serving as a director and/or officer of the Company;

          WHEREAS, Section 2-418 of the General Corporation Law of the State of Maryland (the "Maryland Statute"), under which law the Company is organized, empowers the Company to indemnify any person who is or was serving as a director, officer, employee or agent of the Company or any person who, while a director of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, limited liability company, association, joint venture, trust or other enterprise. As used in this Agreement, the term "other enterprise" shall include, without limitation, employee benefit plans and administrative committees thereof. In addition, the term "Company" includes any domestic or foreign predecessor entity of the Company in a merger, consolidation or other transaction in which the predecessor's existence ceased upon consummation of the transaction, including, without limitation, BRE Properties, Inc., a Delaware corporation, and Real Estate Investment Trust of California, a California real estate investment trust; and

          WHEREAS, the Maryland Statute and the Bylaws of the Company specify that the indemnification set forth in the Maryland Statute and in the Bylaws, respectively, shall not be deemed to limit the right of the Company to indemnify any other person against any liability and expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, the Articles or Bylaws of the Company, a vote of stockholders or directors or otherwise, both as to action in such person's official capacity as an officer or director and as to action in another capacity, at the request of the Company, while acting as an officer or director of the Company;

          NOW, THEREFORE, in order to induce the Indemnitee to serve as a director and/or officer of the Company and in consideration of his continued service, the Company hereby agrees to indemnify the Indemnitee as follows:
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                                   AGREEMENT


     1.  Indemnity.  The Company will indemnify, save and hold harmless the
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Indemnitee, his executors, administrators or assigns, or, if the Indemnitee is deceased, his estate, spouse, heirs, executors and administrators, for any Indemnified Amounts (as defined in Section 2 hereof) which the Indemnitee actually incurs arising from, related to or in connection with any Proceeding. As used in this Agreement, the term "Proceeding" shall mean any threatened, pending or completed claim, action, suit, arbitration or proceeding (or any inquiry or investigation that the Indemnitee in good faith believes might lead to the institution of any such claim, action, suit, arbitration or proceeding) including any appeals, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether arising prior to or after the date of this Agreement, in which the Indemnitee may be or may have been involved as a party, a witness or otherwise, based upon, arising from, relating to or by reason of (i) the fact that the Indemnitee is, was or at any time becomes a director or officer of the Company, (ii) any action taken by the Indemnitee or any inaction on the Indemnitee's part while acting as such director or officer, or (iii) the Indemnitee's serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, limited liability company, association, joint venture, trust or other enterprise.

     2.  Indemnified Amounts.  As used in this Agreement, the term "Indemnified
         -------------------
Amounts" shall mean all expenses, liabilities and losses incurred by the Indemnitee arising from, related to, or in connection with a Proceeding, including, without limitation, damages, judgments, fines, penalties, costs, attorneys' fees and expenses, costs of attachment or similar bonds, investigation expenses, expert witness fees, amounts paid or to be paid in settlement, and any such expenses of establishing a right to indemnification under this Agreement. "Fines" shall include, without limitation, any excise tax assessed with respect to any employee benefit plan. Indemnified Amounts shall be paid by the Company to the Indemnitee in advance pursuant to the provisions of Section 4.

     3.  Limitations on Contractual Indemnity.  The Indemnitee shall not be
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entitle to indemnification under Section 1:

         (a) if it is established by final judgment in a court of law or other final adjudication that (i) the act or omission of the Indemnitee was material to the matter giving rise to the Proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful;

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          (b) on account of any suit for which a final judgment is rendered for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

          (c) for any Indemnified Amounts which the Company is prohibited by applicable law from paying as indemnity.

     4.   Advance Payment of Indemnified Amounts.
          --------------------------------------

          (a) The Indemnitee hereby is granted the right to receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") any and all Indemnified Amounts, including, without limitation, investigation expenses, expert witnesses' and attorney's fees and other Indemnified Amounts expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expended or incurred by the Indemnitee (such amounts so expended or incurred being referred to as "Advanced Amounts").

          (b) In making any request for Advanced Amounts, the Indemnitee shall submit to the Company in writing a schedule setting forth in reasonable detail the dollar amount expended or incurred and/or an estimate of the current amount expected to be expended. Each such schedule shall be supported by the bill, agreement or other documentation relating thereto (if reasonably available at that time). In addition, before the Indemnitee may receive Advanced Amounts from the Company, the Indemnitee shall provide to the Company a written undertaking by or on behalf of the Indemnitee to repay all Advanced Amounts if it shall ultimately be determined that the Indemnitee is not entitled to indemnification under the terms of this Agreement. The written undertaking required from the Indemnitee shall not be secured. The Company shall pay to the Indemnitee all Advanced Amounts within ten (10) days after receipt by the Company of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

     5.   Enforcement.  If a claim or request for Indemnified Amounts under this
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Agreement is not paid by the Company, or on its behalf, within thirty (30) days after a written claim or request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request, and if successful in whole or in part, the Indemnitee shall be entitled to be paid all of his costs and expenses, including attorneys' fees, of prosecuting such suit. The burden of proving that the Indemnitee is not entitled to indemnification under this Agreement for any reason shall be upon the Company and neither the termination of any Proceeding by judgment, order or settlement, nor in the case of a criminal Proceeding, by conviction or a plea of nolo contendre or its equivalent, shall create a presumption that the Indemnitee is not entitled to indemnification hereunder. This Section 5 shall not affect the timing or amount, or the right of Indemnitee to payment, of any Advanced Amounts pursuant to Section 4.

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     6.  Agreement Not Exclusive: Subrogation Rights, etc.
         ------------------------------------------------

         (a) This Agreement shall not be deemed exclusive of and shall not diminish any other rights the Indemnitee may have to be indemnified or insured or otherwise protected against any Indemnified Amounts by the Company, any subsidiary of the Company, or any other person or entity under any charter, bylaws, law, agreement, policy of insurance or similar protection, vote of stockholders or directors, disinterested or not, or otherwise, whether or not now in effect, both as to actions in the Indemnitee's official capacity with the Company, and as to actions in another capacity while holding such office, including Indemnitee's right to contribution as may be available under applicable law. The Company's obligations to make payments of Indemnified Amounts hereunder shall be satisfied to the extent that payments with respect to the same Proceeding (or part thereof) have been made to or for the benefit of the Indemnitee by reason of the indemnification of the Indemnitee pursuant to any other arrangement made by the Company for the benefit of the Indemnitee.

         (b) In the event the Indemnitee shall receive payment from any insurance carrier or from the plaintiff in any Proceeding against such Indemnitee in respect of Indemnified Amounts after payments on account of all or part of such Indemnified Amounts have been made by the Company pursuant hereto, the Indemnitee shall promptly reimburse to the Company the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the Company or pursuant to arrangements made by the Company to Indemnitee exceeds such Indemnified Amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible or co-insurance payments, shall not be deemed to be payments to the Indemnitee hereunder. In addition, upon payment of Indemnified Amounts hereunder, the Company shall be subrogated to the rights of the Indemnitee receiving such payments (to the extent thereof) against any insurance carrier (to the extent permitted under such insurance policies) or plaintiff in respect of such Indemnified Amounts and the Indemnitee shall execute and deliver any and all instruments and documents and perform any and all other acts or deeds which the Company deems necessary or advisable to secure such rights. Such right of subrogation shall be terminated upon receipt by the Company of the amount to be reimbursed by the Indemnitee pursuant to the first sentence of this paragraph.

     7.  Indemnification of Expenses of Successful Party.  Notwithstanding any
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other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against any and all Indemnified Amounts incurred in connection therewith.

     8.  Partial Indemnification.  If the Indemnitee is entitled under any
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provision of this Agreement to indemnification by the Company for some or a portion of his Indemnified Amounts, but not, however, for the total amount thereof, the Company shall nevertheless

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indemnify the Indemnitee for the portion of such Indemnified Amounts to which the Indemnitee is entitled.

     9.  Coverage.  The provisions of this Agreement shall apply with respect to
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the Indemnitee's service as a director and/or officer of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be a director or officer of the Company.

     10.  General Provisions.
          -------------------

          10.1  Notice of Claim for Indemnified Amounts.  The Indemnitee, as a
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condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any Proceeding or prospective Proceeding for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given at its principal office (or such other address as the Company shall designate in writing to the Indemnitee) and shall be directed to the Chief Financial Officer. Any notice under this Agreement shall be deemed duly given when addressed as follows and (i) when personally delivered, (ii) when transmitted by telecopy, electronic or digital transmission with receipt confirmed, (iii) one day after delivery by an overnight air courier guaranteeing next day delivery, or (iv) upon receipt if sent by certified or registered mail. In each case notice shall be sent to:

          If to the Indemnitee:  ________________________

          If to the Company:  BRE Properties, Inc.
                              44 Montgomery Street, Suite 3600
                              San Francisco, CA 94104
                              Attention: Chief Financial Officer
                              Facsimile: (415) 445-6505

          10.2  Governing Law.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of Maryland without giving effect to the principles of conflict of laws thereof.

          10.3  Assignment.  This Agreement may not be assigned by the
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Indemnitee, but may be assigned by the Company to any successor to its business and will inure to the benefit and be binding upon any such successor.

          10.4  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

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          10.5  Severability.  The invalidity or unenforceability of any
                ------------
provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          10.6  Miscellaneous.  No provision of this Agreement may be modified,
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waived, or discharged unless such modification, waiver, or discharge is agreed to in a writing signed by Indemnitee and by an officer of the Company specifically designated by the Board of Directors. No waiver by either party at any time of any breach by the other, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The Indemnitee may bring an action seeking resolution of disputes or controversies arising under or in any way related to this Agreement in the state or federal court jurisdiction in which Indemnitee resides or in which his place of business is located, and in any related appellate courts, and the Company hereby consents to the jurisdiction of such courts and to such venue.


                            (Signature Page Follows)

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                    "COMPANY"
                                    BRE Properties, Inc.,
                                    a Maryland corporation

                                    By:  ______________________

                                    Name:  ______________________

                                    Title:  ______________________


                                    "INDEMNITEE"
                                    [Name]

                                    ____________________________

                                    Name: ______________________

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